UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2022

OWL ROCK CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-01190	47-5402460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue 38th Floor
New York, New York		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ORCC	The New York Stock Exchange

Item 1.01 – Entry into to a Material Definitive Agreement

On May 3, 2022 (the “Amendment Date”), ORCC Financing III LLC (“ORCC Financing III”), a subsidiary of Owl Rock Capital Corporation (the “Company”), entered into the Amendment (the “Amendment No. 3” and the facility as amended, the “Secured Credit Facility”), which amended that certain Loan Financing and Servicing Agreement, dated as of December 14, 2018, as amended by the Omnibus Amendment, dated as of March 17, 2021 and Amendment No. 2, dated as of December 13, 2021, by and among ORCC Financing III, as borrower, the Company, as equityholder and services provider, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as Facility Agent, State Street Bank and Trust Company, as Collateral Agent and Alter Domus (US) LLC, as Collateral Custodian. Among other changes, Amendment No. 3 converted the benchmark rate of the facility from LIBOR to term SOFR, extended the Revolving Period through June 14, 2023, extended the Facility Termination Date through June 14, 2025 and reduced the Facility Amount from $500,000,000 to $250,000,000.

Borrowings of ORCC Financing III are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03 – Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 3 to the Loan Financing and Servicing Agreement, dated as of May 3, 2021, by and among ORCC Financing III LLC, as borrower, Owl Rock Capital Corporation, as equityholder and services provider, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as facility agent, State Street Bank and Trust Company, as collateral agent, and Alter Domus (US) LLC, as collateral custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Owl Rock Capital Corporation

Date: May 5, 2022	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm Title: Chief Financial Officer and Chief Operating Officer